Exhibit 99.1

Media Contact: Michael Cimini

The IGB Group

212-477-8261

Marathon Announces Additional Global Ship Lease Dividend

to be Declared Shortly After the Merger

Marathon Sets Record Dates for Stockholder Vote and Warrant Consent Solicitation on Merger with Global Ship Lease

NEW YORK, June 26, 2008 – Marathon Acquisition Corp. (AMEX: MAQ.U and MAQ, and OTCBB: MAQ.WS) announces that Global Ship Lease, Inc. expects to pay a starting dividend of $0.18 per share on its Class A common shares to be declared shortly after the merger of Marathon and Global Ship Lease. The record date is expected to be within ten days after the closing of the proposed merger which is expected to occur in mid-August. This starting dividend is in addition to the previously announced regular quarterly dividend of $0.18 per share commencing with the third quarter of 2008 and increasing to $0.19 per share commencing with the third quarter of 2009. The dividend for the third quarter 2008 is currently expected to be paid in November, 2008.

In addition, Marathon has fixed the close of business on July 7, 2008 as the record date for the determination of Marathon stockholders entitled to notice of and to vote at the special meeting of stockholders, and at any adjournment thereof, relating to the proposed merger, and such other proposals as disclosed in the proxy materials relating to the special meeting. The record date for the warrant consent solicitation will also be the close of business on July 7, 2008.

In addition to approval by Marathon stockholders and warrantholders, the merger is subject to satisfaction of all other closing conditions (including SEC clearance).

A list of stockholders entitled to vote at the special meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during regular business hours for a period of ten calendar days before the special meeting and at the time and place of the special meeting during the duration of such meeting.

About Marathon

Marathon Acquisition Corp. is a “blank check” company formed to acquire, through a merger, capital stock exchange, asset acquisition or similar business combination, one or more businesses. In August 2006, Marathon through its initial public offering raised net of fees and expenses, approximately $308.8 million which included $5.5 million in a private placement of sponsor warrants that were deposited into a trust account. Marathon has dedicated its time since the initial public offering to seeking and evaluating business combination opportunities.

About Global Ship Lease

Global Ship Lease is a rapidly growing containership charter owner and is currently a subsidiary of CMA CGM of France, the world’s third largest container shipping company. Incorporated in the Marshall Islands, Global Ship Lease commenced operations in December 2007 with a business of owning and chartering out containerships under long-term, fixed rate charters to container liner companies. Global Ship Lease currently owns 12 vessels and has contracts in place to purchase an additional five vessels for $437 million from CMA CGM. Once all of the contracted vessels have been delivered, Global Ship Lease will have a fleet of 17 containerships, with total capacity of 66,297 TEU and a weighted average age of 5.5 years. All of the contracted vessels are under long-term charters to CMA CGM with an average remaining charter term of approximately 11 years generating revenue of $1.7 billion.

Important Legal Information

In connection with the its previously announced merger with Global Ship Lease and the required stockholder approval and warrantholder consent, Marathon has filed with the U.S. Securities and Exchange Commission (i) a Registration Statement on Form F-4 containing a preliminary joint proxy statement/prospectus and (ii) other documents regarding the proposed transaction. When completed, the definitive joint proxy statement/prospectus and a form of proxy will be mailed to the stockholders and warrantholders of Marathon, seeking their approval of the transaction. Before making any voting decision, Marathon’s stockholders are urged to read the joint proxy statement/prospectus regarding the merger carefully and in its entirety because it contains important information about the proposed merger. Marathon’s stockholders and warrantholders may obtain, without charge, a copy of the preliminary joint proxy statement/prospectus and other relevant documents filed with the U.S. Securities and Exchange Commission from the Commission’s website at http://www.sec.gov. Marathon’s stockholders and warrantholders may also obtain, without charge, a copy of the preliminary joint proxy statement/prospectus, and the definitive joint proxy statement/prospectus when it becomes available, and other relevant documents by directing a request by mail to Michael Gross at Marathon Acquisition Corp., 500 Park Avenue, 5th Floor, New York, New York 10022 or by telephone at (212) 993-1670.

Marathon and its directors and officers may be deemed to be participants in the solicitation of proxies from Marathon’s stockholders with respect to the proposed merger. Information about Marathon’s directors and executive officers and their ownership of Marathon’s common stock is set forth in Marathon’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of Marathon and its directors and executive officers in the merger, which may be different than those of Marathon’s stockholders generally, by reading the preliminary joint proxy statement/prospectus, and the definitive joint proxy statement/prospectus when it becomes available, and other relevant documents regarding the proposed merger.

Safe Harbor Statement

This communication contains forward-looking statements. Forward-looking statements provide Marathon’s current expectations or forecasts of future events. Forward-looking statements include statements about Marathon’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will,” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. The risks and uncertainties include, but are not limited to:

•	future operating or financial results;

•	expectations regarding the strength of the future growth of the shipping industry, including the rate of annual demand growth in the international containership industry;

•	future payments of dividends and the availability of cash for payment of dividends;

•	Global Ship Lease’s expectations relating to dividend payments and forecasts of its ability to make such payments;

•	future acquisitions, business strategy and expected capital spending;

•	operating expenses, availability of crew, number of off-hire days, drydocking (beyond the disclosed reserve), survey requirements and insurance costs;

•	general market conditions and shipping industry trends, including charter rates and factors affecting supply and demand;

•	Global Ship Lease’s ability to repay its credit facility and operate using the available funds under its credit facility;

•	assumptions regarding interest rates and inflation;

•	change in the rate of growth of global and various regional economies;

•	risks incidental to vessel operation, including discharge of pollutants and vessel collisions;

•

Global Ship Lease’s financial condition and liquidity, including its ability to obtain additional financing in the future (from warrant exercises or outside sources) to fund capital expenditures, acquisitions and other general corporate activities;

•	estimated future capital expenditures needed to preserve Global Ship Lease’s capital base;

•	ability to effect an acquisition and to meet target returns;

•	Global Ship Lease’s expectations about the availability of ships to purchase, the time that it may take to construct new ships, or the useful lives of its ships;

•	Global Ship Lease’s continued ability to enter into long-term, fixed-rate charters;

•	Global Ship Lease’s ability to capitalize on its management team’s and board of directors’ relationships and reputations in the containership industry to its advantage;

•	changes in governmental and classification societies’ rules and regulations or actions taken by regulatory authorities;

•	expectations about the availability of insurance on commercially reasonable terms;

•	unanticipated changes in laws and regulations;

•	potential liability from future litigation; and

•	other factors discussed in the section entitled “Risk Factors” in the preliminary joint proxy statement/prospectus.

Marathon’s actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in the preliminary joint proxy statement/prospectus. Accordingly, you should not unduly rely on these forward-looking statements, which speak only as of the date of this communication. Marathon undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks Marathon describes in the reports it will file from time to time with the Securities and Exchange Commission after the date of this communication.

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